Exhibit 10.4
                                AMENDMENT TO THE
                       CENTURY TELEPHONE ENTERPRISES, INC.
                     SUPPLEMENTAL DEFINED CONTRIBUTION PLAN
                         1995 AMENDMENT AND RESTATEMENT


       This Amendment to the Century Telephone Enterprises, Inc. Supplemental Defined Contribution Plan, 1995 Amendment and Restatement, is executed this 15th day of July, 1996, effective as if included in the 1995 Amendment and Restatement.
       1. Delete the first three lines of Article VI, Section 6.02 in their entirety and insert the following in lieu thereof:

                6.02 If a Participant terminates service for reasons other than as listed in Section 6.01, his Account Balance shall be vested in accordance with the following schedule:

       IN WITNESS WHEREOF, Century Telephone Enterprises, Inc. has executed this amendment in its corporate name on the date indicated above.


                                CENTURY TELEPHONE ENTERPRISES, INC.


                                BY: /s/ R. Stewart Ewing, Jr.
                                    __________________________
                                        R. Stewart Ewing, Jr.
                                        Senior Vice President and
                                        Chief Financial Officer